Raymond James Conference, March 2022 Analog Devices, Inc. (ADI) Company Presentation Prashanth Mahendra-Rajah, CFO

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements, which address a variety of subject including, for example, our statements regarding our talent, employees and growth; competitive advantage, customer needs and demand; capacity expansion; environmental, social and governance (ESG) programs and strategy; free cash flow returns, dividends and repurchases; product portfolio; and strategy, market opportunity and market trends. Statements that are not historical facts, including statements about our beliefs, plans and expectations, are forward-looking statements. Such statements are based on our current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward- looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: the uncertainty as to the extent of the duration, scope and impacts of the COVID-19 pandemic; political and economic uncertainty, including any faltering in global economic conditions or the stability of credit and financial markets; erosion of consumer confidence and declines in customer spending; unavailability of raw materials, services, supplies or manufacturing capacity; changes in geographic, product or customer mix; changes in export classifications, import and export regulations or duties and tariffs; changes in our estimates of our expected tax rates based on current tax law; adverse results in litigation matters, including the potential for litigation related to the acquisition of Maxim Integrated Products, Inc. (Maxim); the risk that we will be unable to retain and hire key personnel; unanticipated difficulties or expenditures relating to integrating Maxim; uncertainty as to the long-term value of our common stock; the diversion of management time on integrating Maxim's business and operations; our ability to successfully integrate acquired businesses and technologies, including Maxim; and the risk that expected benefits, synergies and growth prospects of acquisitions, including our acquisition of Maxim, may not be fully achieved in a timely manner, or at all. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to our filings with the Securities and Exchange Commission, including the risk factors contained in our most recent quarterly report on form 10-Q and annual report on form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain. Except as required by law, we do not undertake any obligation to update forward-looking statements made by us to reflect subsequent events or circumstances. NON-GAAP RECONCILIATIONS This presentation includes non-GAAP financial measures that have been adjusted in order to provide investors with useful information regarding our results of operations, business trends and financial goals. Reconciliation of these non-GAAP measures to their most directly comparable GAAP measures can be found in the appendix. 2 7 March 2022

3 7 March 2022 #1 in signal conversion Turning real-world phenomena into actionable insight PHYSICAL WORLD DIGITAL WORLD RF Converters Amplifiers CONNECTING THE PHYSICAL & DIGITAL WORLDS Sensors Signal Processing Analog Mixed Signal Power

A HIGH-PERFORMANCE ANALOG SEMICONDUCTOR LEADER

TECHNOLOGIES

Analog & mixed signal

Power management

Radio frequency (RF) & microwave

Edge processors & sensors

TALENT

~25K
Employees

~11K
Engineers

35
Countries

PORTFOLIO BREADTH

~75K
SKUs

125K+
Customers

55+
Years of experience

LEADING INNOVATION

>$1.5B[1]
R&D investment

~6.5K
Patents

~70
Design centers

1. Pro-forma that includes Maxim Integrated Products, Inc. results mapped to ADI's fiscal year; ended October 30, 2021. R&D prior to August 26, 2021(the date of acquisition) from Maxim are included for informational purposes only and has not been included in ADI's income statement for fiscal 2021. These figures are unaudited.

4 // 7 March 2022

ANALOG DEVICES
AHEAD OF WHAT'S POSSIBLE™

85% 15% Consumer 49% Industrial 20% Automotive 16% Communications B2B DIVERSIFIED $10B1 PORTFOLIO ACROSS MARKETS & GEOGRAPHIES REVENUE BY END MARKET REVENUE BY GEOGRAPHY 5 7 March 2022 35% Americas 22% Rest of APAC 19% Greater China 24% EMEA 1. Pro-forma that includes Maxim Integrated Products, Inc. results mapped to ADI’s fiscal year; ended October 30, 2021. Revenue prior to August 26, 2021 (the date of acquisition) from Maxim are included for informational purposes only and has not been included in ADI’s income statement for fiscal 2021. These figures are unaudited.

VAST PRODUCT BREADTH WITH LONG LIFE CYCLES ~80% of ADI revenue is derived from products that individually contribute 0.1% or less REVENUE BY PRODUCTREVENUE BY PRODUCT AGE ~50% of ADI revenue is derived from products 10+ years old ~75K SKUs 6 7 March 2022 >20 years 10-20 years5-9 years <5 years

DESTINATION FOR THE BEST ANALOG ENGINEERING TALENT 7 7 March 2022 Analog design complexity Increased scale unlocking additional avenues of professional growth for our people Analog expertise at customers Analog engineers coming out of school Barriers to entry Competitive advantage Ability to capture value Meet evolving customer needs

ADI'S EXTENSIVE HYBRID MANUFACTURING NETWORK

>50 production sites across the globe, dozens of partners, ~15K manufacturing employees



ADI INTERNAL SITES
FOUNDRIES
EXTERNAL ASSEMBLY AND TEST
Limerick, Ireland
Wafer Fab
Camas, WA
Wafer Fab
Beaverton, OR
Wafer Fab
Chelmsford, MA
Assembly & Test
Wilmington, MA
Wafer Fab & Sort
Chonburi, Thailand
Test
Cavite, Philippines
(2) Test
(1) Assembly
Penang, Malaysia
Assembly & Test
Singapore
Test

ANALOG DEVICES
AHEAD OF WHAT'S POSSIBLE™

8 // 7 March 2022

ADI IS DELIVERING TOP TIER PROFITABILITY IN A TOP TIER INDUSTRY 1. ADI’s gross margin, operating margin and free cash flow margin are presented on an adjusted basis and exclude special items. Please refer to the appendix for a reconciliation of these adjusted measures to their most comparable GAAP measures. Philadelphia Semi Index and S&P 500 Index data sourced from Bloomberg. 2. Figures represent ADI’s fiscal 2021. Top 10% of S&P 500 ADI S&P 500Philadelphia Semi Index FREE CASH FLOW MARGINS1,2ADJUSTED GROSS MARGINS1,2 ADJUSTED OPERATING MARGINS1,2 71% 52% 46% 42% 29% 22% 33% 18% 10% 9 7 March 2022

EXECUTING ADI’S MISSION TO “ENGINEER GOOD” ► Joined UN Global Compact for Business Ambition for 1.5C ► Carbon neutrality by 2030 & net zero by 2050… SBTi endorsed science-based emissions reduction targets ► 1st U.S. tech company to deploy 3 sustainable finance instruments: green bond, sustainability-linked bond, sustainability-linked RCF ► $1.8M in community grants & matched $720K in employee donations in FY'21 ► Grew female engineering population by 20% over the last 3 years ► Partnered with Historically Black Colleges & Universities to enhance engineering curriculum & research efforts ► Announced ESG Office of senior leadership overseeing ESG program, including new, tenured leader ► Published EEO-1 report online & issued 2nd annual Corporate Responsibility Report ► Preparing 2021 ESG Report with more detail about specific programs & progress ADI RECOGNITION 10 7 March 2022 ENVIRONMENTAL SOCIAL GOVERNANCE

WHY INVEST IN ADI Highly diverse and sticky revenue stream aligned to secular growth markets 33% FCF margin Top 10% in S&P 500 Consistent dividend increases1 Quarterly repurchases 11 7 March 2022 100% FCF RETURNRESILIENT GROWTH HIGHLY PROFITABLE 1. ADI has increased its dividend per share 19 times in the past 18 years, including 4 consecutive double-digit percent increases.

Q&A 12

APPENDIX 13

GAAP TO NON-GAAP RECONCILIATION Fiscal 2021 numbers are as reported. All dollar amounts are shown in 000s. 14 7 March 2022 FY 21 FY 21 FY 21 Revenue $7,318,286 Revenue $7,318,286 Revenue $7,318,286 GAAP Gross Margin $4,525,012 GAAP Gross Margin $4,525,012 Net Cash Provided by Operating Activities $2,735,069 Acquisition Related Expenses $661,438 GAAP Operating Expenses $2,832,811 % of Revenue 37% Adjusted Gross Income $5,186,450 GAAP Operating Income $1,692,201 Capital Expenditures $343,676 Adjusted Gross Margin 71% GAAP Operating Margin 23% Free Cash Flow $2,391,393 Acquisition Related Expenses $1,214,227 Free Cash Flow % of Revenue 33% Restructuring Related Expenses $84,458 Acquisition Related Transaction Costs $112,859 Adjusted Operating Income $3,103,745 Adjusted Operating Margin 42%